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                                                                   EXHIBIT 32(1)

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, John F. Welch, Chief Executive Officer of CNA Surety Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

          (1) the Annual Report on Form 10-K of the Company for the quarterly period ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                   /s/ JOHN F. WELCH
                                          --------------------------------------
                                          JOHN F. WELCH
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER